UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: November 14, 2005
Assurant, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31978	39-1126612

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Chase Manhattan Plaza, 41st Floor New York, New York	10005

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 859-7000
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Exhibits.
SIGNATURE
EX-99.1: PRESS RELEASE

Item 8.01 Other Events.
     On November 14, 2005, Assurant, Inc. issued a press release announcing the realignment of the Assurant Preneed business segment under Assurant Solutions and the sale of the U.S. independent Preneed franchise. The text of the press release is attached at Exhibit 99.1.
Item 9.01 Exhibits.
99.1	Press Release Dated November 14, 2005

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANT, INC.
Date: November 14, 2005	By:	/s/ Raj B. Dave
	Name:	Raj B. Dave
	Title:	Vice President & Assistant General Counsel